SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2004

SYNPLICITY, INC.

(Exact Name of the Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-31545	77-0368779
(Commission File Number)	(I.R.S. Employer Identification No.)

600 West California Avenue, Sunnyvale, California	94086
(Address of Principal Executive Offices)	(Zip Code)

(408) 215-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 20, 2004, Synplicity, Inc. (“Synplicity”) and Gary Meyers, Synplicity’s president and chief operating officer, entered into (i) a Letter of Promotion, which amends and supersedes the Offer Letter between Synplicity and Mr. Meyers dated December 3, 1997 in its entirety (the “Letter”), and (ii) an Amended and Restated Change of Control Option Acceleration Agreement, which amends and restates that Change of Control Option Acceleration Agreement between Synplicity and Mr. Meyers dated March 26, 2004 (the “Agreement”).

Pursuant to the Letter, Synplicity and Mr. Meyers entered into the Agreement which provides that in the event all or substantially all of Synplicity’s assets are sold, or if Synplicity is a party to a merger as a result of which its shareholders own less than 50% of the surviving entity (each, a “Change of Control”), and the employment of Mr. Meyers is terminated without cause or constructively terminated without cause within 12 months after such Change of Control, (i) all unvested stock issued to Mr. Meyers will immediately vest and become exercisable; provided, however, that in the event that a Change of Control occurs prior to September 1, 2005, one of the options for 200,000 shares of common stock of Synplicity granted to Mr. Meyers on August 30, 2004 shall not be subject to such vesting acceleration, and (ii) Mr. Meyers shall be entitled to receive a lump sum payment in the amount of $175,000.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Please see the disclosure under Item 1.01 above for a brief description of the material terms of the Letter and the Agreement between Synplicity and Gary Meyers.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Description
10.35.1	Amended and Restated Change of Control Option Acceleration Agreement dated September 20, 2004 between Registrant and Gary Meyers.

10.35.2	Letter of Promotion dated September 20, 2004 between Registrant and Gary Meyers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2004

SYNPLICITY, INC.

By:	/s/ Bernard Aronson
Bernard Aronson
Chief Executive Officer

By:	/s/ Douglas S. Miller
Douglas S. Miller
Senior Vice President of Finance and Chief Financial Officer

SYNPLICITY, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
10.35.1	Amended and Restated Change of Control Option Acceleration Agreement dated September 20, 2004 between Registrant and Gary Meyers.

10.35.2	Letter of Promotion dated September 20, 2004 between Registrant and Gary Meyers.